UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 30, 2014

NIMBLE STORAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36233	26-1418899
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

211 River Oaks Parkway
San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 432-9600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2014, Nimble Storage, Inc. (the “Company”) issued a press release announcing that Mike Muñoz, the Company’s current vice president of worldwide sales, has requested a leave of absence to focus on significant family medical issues. Mr. Muñoz will maintain leadership of the Company’s sales organization through the end of the Company’s third fiscal quarter.

The Company has hired Eric Mann as its vice president of worldwide sales, who will transition into this role at the end of October.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIMBLE STORAGE, INC.

Date: September 30, 2014	By:	/s/ Anup Singh
Anup Singh Chief Financial Officer